Exhibit 10.5
THIS SECURITY AGREEMENT AMENDMENT AND THE RIGHTS PROVIDED HEREIN ARE SUBJECT IN ALL RESPECTS TO THE TERMS OF A SECOND AMENDED AND RESTATED SUBORDINATION AGREEMENT OF EVEN DATE HEREWITH BETWEEN THE AGENT OF THE SECURED PARTIES AND SAND HILL FINANCE, LLC.
THIRD SECURITY AGREEMENT AMENDMENT
     This THIRD SECURITY AGREEMENT AMENDMENT (the “Amendment”) is made as of October 30, 2008 between BlueLine Capital Partners, LP, a Delaware limited partnership with an office located at 4115 Blackhawk Plaza Circle, Suite 100, Danville, CA 94596, as agent (hereinafter, in such capacity, the “Agent”) for itself and the other lenders listed on the signature pages hereto (hereinafter, collectively, the “Secured Parties”), the Secured Parties and AXS-One Inc., a Delaware corporation with its principal executive offices located at 301 Route 17 North, Rutherford, NJ 07070, Attention: President (the “Debtor”).
     WHEREAS, on May 29, 2007, the Debtor issued in favor of certain of the Secured Parties (the “May Secured Parties”), promissory notes (collectively the “May 2007 Notes”), in the aggregate principal amount of Five Million Dollars ($5,000,000) and such May 2007 Notes were issued pursuant to the terms of a Convertible Note and Warrant Purchase Agreement dated as of May 29, 2007 between the Debtor and the May Secured Parties;
     WHEREAS, on November 16, 2007, the Debtor issued in favor of certain of the Secured Parties (the “November Secured Parties”), promissory notes (collectively, the “November 2007 Notes”), in the aggregate principal amount of Three Million Seven Hundred and Fifty Thousand Dollars ($3,750,000) and such November 2007 Notes were issued pursuant to the terms of a Convertible Note and Warrant Purchase Agreement (the “November Purchase Agreement”) dated as of November 13, 2007, between the Debtor and the November Secured Parties (such transaction, the “November Financing”);
     WHEREAS, on July 24, 2008, the Debtor issued in favor of certain of the Secured Parties (the “July 2008 Secured Parties”), promissory notes (collectively, the “July 2008 Notes”), in the aggregate principal amount of Two Million One Hundred Thousand Dollars ($2,100,000) and such July 2008 Notes were issued pursuant to the terms of a Convertible Note and Warrant Purchase Agreement (the “July 2008 Purchase Agreement”) dated as of July 24, 2008, between the Debtor and the July 2008 Secured Parties (such transaction, the “July 2008 Financing”);
     WHEREAS, in connection with the issuance of the May 2007 Notes, the Debtor entered into that certain Security Agreement dated as of May 29, 2007, between the Debtor, the Agent and the Secured Parties described therein, which agreement was amended (i) in connection with the issuance of the November 2007 Notes pursuant to a Security Agreement Amendment dated November 16, 2007 between the Company, the Agent and certain of the Secured Parties (such amendment, the “First Amendment” and (ii) in connection with the issuance of the July 2008 Notes pursuant to a Second Security Agreement Amendment dated July 24, 2008 between the

Company, the Agent and certain of the Secured Parties (such amendment, the “Second Amendment” (such security agreement as amended pursuant to the First Amendment and the Second Amendment, the “Security Agreement”);
     WHEREAS, on the date hereof, the Debtor has issued in favor of certain of the Secured Parties (the “October 2008 Secured Parties”), promissory notes (collectively, the “October 2008 Notes”), in the aggregate principal amount of One Million and One Hundred Thousand Dollars ($1,100,000) and the October 2008 Notes have been issued pursuant to the terms of a Convertible Note and Warrant Purchase Agreement (the “October 2008 Purchase Agreement”) as of October 30, 2008, between the Debtor and the October 2008 Secured Parties (such transaction, the “October 2008 Financing”);
     WHEREAS, it is a condition precedent to the October 2008 Secured Parties’ making any loans under the October 2008 Purchase Agreement and the October 2008 Notes or otherwise extending credit to the Debtor that the Debtor execute and deliver this Amendment; and
     WHEREAS, the Debtor, the Agent and each of the Secured Parties desires to amend the Security Agreement in order to secure the Debtor’s obligations pursuant to the October 2008 Notes;
     NOW, THEREFORE, in consideration of the premises and to induce the October 2008 Secured Parties to extend the loans to the Debtor pursuant to the October 2008 Notes, the Debtor and the Secured Parties hereby agree as follows:
1. Capitalized Terms. Capitalized terms used and not defined herein shall have the respective meanings ascribed to such terms in the Security Agreement.
2. Amendment to the Security Agreement.
     (a) Section 1(c) of the Security Agreement is hereby amended by inserting in the place of clause (viii) of the defined term “Permitted Encumbrances” the following: “or (viii) the security interests of Sand Hill Finance, LLC as set forth in the Second Amended and Restated Subordination Agreement dated as of October 30, 2008 between Sand Hill Finance, LLC and the Agent for the Secured Parties.”
     (b) Section 1(c) of the Security Agreement is hereby amended by deleting the following defined terms and replacing them with amended definitions set forth below:
     “Note” and “Notes” means the May 2007 Notes, the November 2007 Notes, the July 2008 Notes and/or the October 2008 Notes. This definition shall supersede the definition of such terms set forth in the recitals to this Agreement.
     “Purchase Agreement” means the May Purchase Agreement, the November Purchase Agreement, the July Purchase Agreement, and/or the October 2008 Purchase Agreement as applicable. This definition shall supersede the definition of such term in the recitals to this Agreement.

     “Secured Parties” shall mean (i) the holders of the May 2007 Notes that executed this Agreement, (ii) the holders of the November 2007 Notes that are made party to this Agreement pursuant to the Security Agreement Amendment dated as of November 16, 2007 between the Company, the Agent and the other parties set forth therein (iii) the holders of the July 2008 Notes that are made party to the Security Agreement pursuant to the Second Security Agreement Amendment dated as of July 24, 2008, between the Debtor, the Agent and the other parties set forth therein and (iv) the holders of the October 2008 Notes that are made party to the Security Agreement pursuant to the Third Security Agreement Amendment dated as of October 30, 2008, between the Debtor, the Agent and the other parties set forth therein.
     “Warrants” shall mean the warrants to purchase Common Stock of the debtor issued pursuant to the May Purchase Agreement, the November Purchase Agreement, the July Purchase Agreement or the October 2008 Purchase Agreement, as applicable.
     (c) Section 1(c) of the Security Agreement is hereby amended by inserting the following defined terms in appropriate alphabetical order therein:
     “October 2008 Notes” means the Series E 6% Secured Convertible Promissory Notes of the Debtor in the aggregate principal amount of One Million One Hundred Thousand Dollars ($1,100,000) issued pursuant to the October 2008 Purchase Agreement.
     “October 2008 Purchase Agreement” means the Convertible Note and Warrant Purchase Agreement dated as of October 30, 2008 among the Debtor and certain of the Secured Parties.
3. Joinder. The October 2008 Secured Parties executing this Amendment are hereby joined to and made party to the Security Agreement as amended pursuant to the First Amendment, the Second Amendment and hereby as “Secured Parties” thereunder and agree to be bound by all of the terms thereof. The Debtor, the Agent, the May Secured Parties, the November Secured Parties and the July Secured Parties hereby consent to such joinder.
4. Consent to October 2008 Financing. The Secured Parties hereby consent to the October 2008 Financing and, in connection therewith, the Debtor’s execution, delivery and performance of the October 2008 Purchase Agreement, the sale of the October 2008 Notes and the consummation of the other transactions and execution and performance of the other agreements and documents contemplated by the October 2008 Purchase Agreement.
5. Consent to pari passu Rank. The Secured Parties hereby acknowledge and agree that the security interests granted in connection with the October 2008 Notes will rank pari passu in priority of payment and in all other respects with the security interests granted in connection with the May 2007 Notes, November 2007 Notes and July 2008 Notes, and the Secured Parties hereby consent to such pari passu ranking for all purposes under the Security Agreement, the May 2007 Notes, the November 2007 Notes, July 2008 Notes and the related transaction documents.

6. Full Force and Effect of the Security Agreement. Except as specifically amended pursuant to the First Amendment, the Second Amendment and hereby, the Security Agreement shall remain of full force and effect and is hereby ratified and affirmed in all respects.
7. Governing Law, etc. This Amendment shall be deemed to be a contract made under the laws of the State of New York and shall be construed in accordance with such laws without reference to conflict of laws.
8. Counterparts; Facsimile Execution. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Executed signature pages delivered by facsimile or other means of electronic image transmission shall have the same force and effect as an original thereof.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Third Security Agreement Amendment to be duly executed and delivered as of the date first above written.

AXS-ONE INC.
By:	/s/ William P. Lyons
	Name:	William P. Lyons
	Title:	CEO

BLUELINE CAPITAL PARTNERS, LP, as Agent
By:	/s/ Timothy P. Bacci
	Name:	Timothy P. Bacci
	Title:	Managing Partner

OMNIBUS SIGNATURE PAGE TO
AXS-ONE, INC.
THIRD SECURITY AGREEMENT AMENDMENT
The undersigned, as a Secured Party, hereby executes and delivers the Third Security Agreement Amendment to which this signature page is attached, which, together with all counterparts of the Third Security Agreement Amendment and signature pages of the other parties named in said Third Security Agreement Amendment, shall constitute one and the same document in accordance with the terms of the Third Security Agreement Amendment.

Print Name:	BlueLine Capital Partners II, LP
By:	/s/ Timothy P. Bacci
	Name:	Timothy P. Bacci
	Title:	Managing Partner

OMNIBUS SIGNATURE PAGE TO
AXS-ONE, INC.
THIRD SECURITY AGREEMENT AMENDMENT
The undersigned, as a Secured Party, hereby executes and delivers the Third Security Agreement Amendment to which this signature page is attached, which, together with all counterparts of the Third Security Agreement Amendment and signature pages of the other parties named in said Third Security Agreement Amendment, shall constitute one and the same document in accordance with the terms of the Third Security Agreement Amendment.

Print Name:	BlueLine Capital Partners III, LP
By:	/s/ Timothy P. Bacci
	Name:	Timothy P. Bacci
	Title:	Managing Partner

OMNIBUS SIGNATURE PAGE TO
AXS-ONE, INC.
THIRD SECURITY AGREEMENT AMENDMENT
The undersigned, as a Secured Party, hereby executes and delivers the Third Security Agreement Amendment to which this signature page is attached, which, together with all counterparts of the Third Security Agreement Amendment and signature pages of the other parties named in said Third Security Agreement Amendment, shall constitute one and the same document in accordance with the terms of the Third Security Agreement Amendment.

Print Name:	Jurika Family Trust U/A 1989
By:	/s/ William K. Jurika
	Name:	William K. Jurika
	Title:	Trustee

OMNIBUS SIGNATURE PAGE TO
AXS-ONE, INC.
THIRD SECURITY AGREEMENT AMENDMENT
The undersigned, as a Secured Party, hereby executes and delivers the Third Security Agreement Amendment to which this signature page is attached, which, together with all counterparts of the Third Security Agreement Amendment and signature pages of the other parties named in said Third Security Agreement Amendment, shall constitute one and the same document in accordance with the terms of the Third Security Agreement Amendment.

Print Name:	Aston Assets, S.A.
By:	/s/ Alejandro Gonzalez
	Name:	Alejandro Gonzalez
	Title:	Legal Representative (Power of attorney)

OMNIBUS SIGNATURE PAGE TO
AXS-ONE, INC.
THIRD SECURITY AGREEMENT AMENDMENT
The undersigned, as a Secured Party, hereby executes and delivers the Third Security Agreement Amendment to which this signature page is attached, which, together with all counterparts of the Third Security Agreement Amendment and signature pages of the other parties named in said Third Security Agreement Amendment, shall constitute one and the same document in accordance with the terms of the Third Security Agreement Amendment.

Print Name:	Daniel H. Burch
By:	/s/ Daniel H. Burch
Name:
Title:

OMNIBUS SIGNATURE PAGE TO
AXS-ONE, INC.
THIRD SECURITY AGREEMENT AMENDMENT
The undersigned, as a Secured Party, hereby executes and delivers the Third Security Agreement Amendment to which this signature page is attached, which, together with all counterparts of the Third Security Agreement Amendment and signature pages of the other parties named in said Third Security Agreement Amendment, shall constitute one and the same document in accordance with the terms of the Third Security Agreement Amendment.

Print Name:	Harold D. Copperman
By:	/s/ Harold D. Copperman
Name:
Title:

OMNIBUS SIGNATURE PAGE TO
AXS-ONE, INC.
THIRD SECURITY AGREEMENT AMENDMENT
The undersigned, as a Secured Party, hereby executes and delivers the Third Security Agreement Amendment to which this signature page is attached, which, together with all counterparts of the Third Security Agreement Amendment and signature pages of the other parties named in said Third Security Agreement Amendment, shall constitute one and the same document in accordance with the terms of the Third Security Agreement Amendment.

Print Name:	Robert J. Migliorino
By:	/s/ Robert J. Migliorino
Name:
Title:

OMNIBUS SIGNATURE PAGE TO
AXS-ONE, INC.
THIRD SECURITY AGREEMENT AMENDMENT
The undersigned, as a Secured Party, hereby executes and delivers the Third Security Agreement Amendment to which this signature page is attached, which, together with all counterparts of the Third Security Agreement Amendment and signature pages of the other parties named in said Third Security Agreement Amendment, shall constitute one and the same document in accordance with the terms of the Third Security Agreement Amendment.

Print Name:	Primafides (Suisse) SA & Earl Trust AG as Co-Trustees of the Sirius Trust
By:	/s/ N. Mifsud /s/ M. Garcia		/s/ L. Spencer /s/ P. Palmiero
	Name:	N. Mifsud / M. Garcia	L. Spencer/P. Palmiero
	Title:	Primafides (Suisse) SA Directors	Earl Trust AG

OMNIBUS SIGNATURE PAGE TO
AXS-ONE, INC.
THIRD SECURITY AGREEMENT AMENDMENT
The undersigned, as a Secured Party, hereby executes and delivers the Third Security Agreement Amendment to which this signature page is attached, which, together with all counterparts of the Third Security Agreement Amendment and signature pages of the other parties named in said Third Security Agreement Amendment, shall constitute one and the same document in accordance with the terms of the Third Security Agreement Amendment.

Print Name:	Philip L. Rugani
By:	/s/ Philip L. Rugani
	Name:	Philip L. Rugani
	Title:	Executive VP, Field Operations

OMNIBUS SIGNATURE PAGE TO
AXS-ONE, INC.
THIRD SECURITY AGREEMENT AMENDMENT
The undersigned, as a Secured Party, hereby executes and delivers the Third Security Agreement Amendment to which this signature page is attached, which, together with all counterparts of the Third Security Agreement Amendment and signature pages of the other parties named in said Third Security Agreement Amendment, shall constitute one and the same document in accordance with the terms of the Third Security Agreement Amendment.

Print Name:	William P. Lyons
By:	/s/ William P. Lyons
	Name:	William P. Lyons
	Title:	Chief Executive Officer